UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 21, 2004
                                                          --------------


                            THE BON-TON STORES, INC.
                            ------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania               0-19517                   23-2835229
  ----------------------    --------------------          -------------
      (State or Other         (Commission File           (I.R.S. Employer
      Jurisdiction of              Number)                Identification No.)
      Incorporation)

                    2801 E. Market Street
                     York, Pennsylvania                           17402
  ----------------------------------------------------------   -----------------
          (Address of Principal Executive Offices)              (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------

Item 5.  Other Events and Required FD Disclosure.

         On April 21, 2004, The Bon-Ton Stores, Inc. issued a press release announcing the resignation of the Company's president and chief operating officer. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued April 21, 2004 announcing the resignation of the Company's president and chief operating officer.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The Bon-Ton Stores, Inc.


                                      By: /s/ Keith E. Plowman
                                          --------------------------------
                                            Keith E. Plowman
                                            Senior Vice President, Finance
                                            and Principal Accounting Officer


Dated: April 22, 2004